EX-1
FORM ABS-15G Argentic Real Estate Finance LLC

Name of Issuing Entity	Check if Registered	Name of Originator	Total Assets in ABS by Originator (4)			Assets That Were Subject of Demand (4), (5), (6)				Assets That Were Repurchased or Replaced (4), (6), (7)		Assets Pending Repurchase (within cure period) (8)			Demand in Dispute (4), (6), (9)			Demand Withdrawn (10)			Demand Rejected (4), (6), (11)
			(#)	($)	(% of principal balance)	(#)	($)	(% of principal balance)	(#)	($)	(% of principal balance)	(#)	($)	(% of principal balance)	(#)	($)	(% of principal balance)	(#)	($)	(% of principal balance)	(#)	($)	(% of principal balance)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)	(m)	(n)	(o)	(p)	(q)	(r)	(s)	(t)	(u)	(v)	(w)	(x)

Asset Class - Commercial Mortgages

Wells Fargo Commercial Mortgage Trust 2015-C26, Commercial Mortgage Pass-Through Certificates, Series 2015-C26 CIK #: 1630513	X	Argentic Real Estate Finance LLC (formerly known as Silverpeak Real Estate Finance LLC) (1), (2), (3)	8	$85,150,000.00	10.12%	1	$30,761,712.11	4.55%	1	$30,761,712.11	4.55%	0	$0.00	0.00%	1	$30,761,712.11	4.55%	0	$0.00	0.00%	0	$0.00	0.00%

(1) Argentic Real Estate Finance LLC ("Argentic") is one of multiple originators.
(2)  "Originator" generally refers to the party identified in securities offering materials at the time of issuance for purposes of meeting applicable SEC disclosure requirements. (For columns (c) through (f))

(3)  Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer (the “General Special Servicer”) for Mortgage Loan number 5 (with respect to the property known as “Aloft Houston by the Galleria,” located at 5415 Westheimer Road, Houston, TX 77056) (the “Aloft Houston Loan”), in a letter dated September 11, 2020 (the “Repurchase Request”), requested that Argentic repurchase the Aloft Houston Loan on the basis that a Material Document Defect occurred.  In a letter dated September 21, 2020, Argentic rejected the Repurchase Request because a Material Document Defect can be addressed by curing (as set forth in Section 5(a) of the applicable Mortgage Loan Purchase Agreement), and even if the deficiency described in the Repurchase Request were a Material Document Defect, it has already been cured, by virtue of the existence and effectiveness of an Interim Franchise Agreement that was executed on July 13, 2020.  On January 6, 2021, counsel for the General Special Servicer on behalf of the Trustee filed a complaint in the Supreme Court of the State of New York seeking that Argentic repurchase the Aloft Houston Loan on the basis of a Material Document Defect.  On, August 29, 2023, the Supreme Court of the State of New York adjudicated in favor of the General Special Servicer on behalf of the Trustee. Argentic repurchased the Aloft Houston Loan on January 25, 2024.  Argentic appealed to the First Department of the Appellate Division of the Supreme Court of the State of New York, which dismissed the appeal on April 11, 2024.  Argentic then sought to reargue the appeal in the Appellate Division or, in the alternative, leave to appeal to the Court of Appeals of the State of New York, which the Appellate Division denied on July 25, 2024.  On August 23, 2024, Argentic then requested that the Court of Appeals grant leave for Argentic to appeal the Appellate Division's decisions. The Court of Appeals granted Argentic such leave to appeal on March 20, 2025.

(4) The principal balances (shown in columns (e), (h), (k), and (q)) are with respect to Argentic’s asset contribution only (without taking into account assets contributed by other originators).  However, the percentages of principal balances (shown in columns (f), (i), (l), and (r)) are with respect to the entire securitization pool (taking into account assets contributed by other originators) and based on (i) a principal balance of approximately $841,810,000.00 at the time of securitization (for column (f)), as shown on the issuing entity's Form 424B5 filed on February 12, 2015, and (ii) a principal balance of $675,583,174.29 as of March 28, 2024 (for columns (i), (l), and (r)), as shown on the report of the issuing entity prepared by the Certificate Administrator for the distribution dated April 17, 2024.

(5) Includes only the historical repurchase demands received with respect to the Aloft Houston Loan. (For columns (g) through (i)).
(6) The principal balances (shown in columns (h), (k), (q), and (w)) do not include Outstanding P&I Advances and Outstanding Servicer Advances of $5,684,990.66 and $5,952,852.95, respectively, as shown on the report of the issuing entity prepared by the Certificate Administrator for the distribution dated January 18, 2024.

(7) Includes assets for which the asset has been repurchased pending the outcome of litigation and appeal. (For columns (j) through (l)).
(8) Includes assets which are subject to a demand and within the cure period, but where no decision has yet been made to accept or contest the demand. (For columns (m) through (o)).
(9)  Includes assets that were the subject of a demand (i) for which the securitizer has not yet made a final determination regarding the status of such loan as of the end of the reporting period, (ii) where such demand is currently the subject of insolvency proceedings (iii) where such demand is currently the subject of litigation (including certain loans that were previously reported under other categories) or (iv) assets that are pending repurchase or replacement outside of cure period. (For columns (p) through (r)).

(10)  Includes assets for which a reimbursement payment is in process, and where the asset has not been repurchased or replaced. Also includes assets for which the requesting party rescinds or retracts the demand in writing. (For columns (s) through (u)).

(11)  Includes only the historical repurchase demands received with respect to the Aloft Houston Loan for which a party has responded to one or more related demands to repurchase or replace such asset by refuting the allegations supporting such demand and rejecting the repurchase demand(s), whether in letters or in answers to any litigation which has been filed.